                                                                 EXHIBIT 10.15.1
================================================================================


                         LICENSE ACQUISITION AGREEMENT

                                    between

                              MERCURY PCS II, LLC

                                      and

                              TELECORP PCS, INC.

                           Dated as of May 15, 1998

================================================================================


                               TABLE OF CONTENTS
                               -----------------

                                                                                                                Page
                                                                                                                ----
ARTICLE I -- DEFINITIONS.......................................................................................  1


ARTICLE II -- PURCHASE AND SALE OF LICENSES; PAYMENT
OF CONSIDERATION; CERTAIN RESTRICTIONS ON TRANSFER.............................................................  5


         2.1  Purchase and Sale of Licenses....................................................................  5

         2.2  Payment of Consideration.........................................................................  5

         2.3  Assumption of Indebtedness.......................................................................  5

         2.4  Payment of Certain Expenses......................................................................  5

         2.5  Restrictive Legends..............................................................................  5


ARTICLE III -- CLOSING.........................................................................................  6


         3.1  Time and Place of Closing........................................................................  6

         3.2  Closing Actions and Deliveries...................................................................  6

         3.3  Payment of Transfer Taxes........................................................................  7


ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF MERCURY........................................................  7


         4.1  Organization, Power and Authority................................................................  7

         4.2  Consents; No Conflicts...........................................................................  8

         4.3  Litigation.......................................................................................  8

         4.4  FCC Compliance...................................................................................  8

         4.5  Brokers..........................................................................................  8

         4.6  Mercury Licenses.................................................................................  9

         4.7  No Distribution..................................................................................  9

         4.8  Investor Acknowledgments.........................................................................  9

                                       i


ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................... 10

         5.1  Organization, Power and Authority................................................................ 10

         5.2  Consents; No Conflicts........................................................................... 11

         5.3  Litigation....................................................................................... 11

         5.4  FCC Compliance................................................................................... 11

         5.5  Brokers.......................................................................................... 11

         5.6  Capitalization................................................................................... 12

         5.7  Shares........................................................................................... 12

         5.8  Offering of Securities........................................................................... 12

         5.9  Securities Purchase Agreement.................................................................... 13


ARTICLE VI -- COVENANTS........................................................................................ 13


         6.1  Consummation of Transactions..................................................................... 13

         6.2  Confidentiality.................................................................................. 14

         6.3  Certain Covenants................................................................................ 15


ARTICLE VII -- CLOSING CONDITIONS.............................................................................. 15


         7.1  Conditions to Obligations of All Parties......................................................... 15

         7.2  Conditions to Obligations of the Company......................................................... 16

         7.3  Conditions to the Obligations of Mercury......................................................... 17


ARTICLE VIII  -- SURVIVAL AND INDEMNIFICATION.................................................................. 18


         8.1  Survival......................................................................................... 18

         8.2  Indemnification by Mercury....................................................................... 18

         8.3  Indemnification by the Company................................................................... 19

                                      ii


                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                                                Page
                                                                                                                ----
         8.4  Procedures....................................................................................... 19

         8.5  Registration Rights.............................................................................. 20


ARTICLE IX -- TERMINATION...................................................................................... 20


         9.1  Termination...................................................................................... 20

         9.2  Effect of Termination............................................................................ 21


ARTICLE X -- MISCELLANEOUS PROVISIONS.......................................................................... 21


         10.1  Amendment and Modification...................................................................... 21

         10.2  Waiver of Compliance; Consents.................................................................. 21

         10.3  Notices......................................................................................... 21

         10.4  Parties in Interest; Assignment................................................................. 22

         10.5  Applicable Law.................................................................................. 22

         10.6  Counterparts.................................................................................... 23

         10.7  Interpretation.................................................................................. 23

         10.8  Entire Agreement................................................................................ 23

         10.9  Publicity....................................................................................... 23

         10.10  Specific Performance........................................................................... 23

         10.11  Remedies Cumulative............................................................................ 23

Schedules
---------

Schedule I     --   Mercury Licenses
Schedule 4.2   --   Mercury Consents
Schedule 4.3   --   Mercury Litigation
Schedule 4.6   --   Mercury FCC Proceedings

                                      iii


Schedule 5.2  --   Company Consents

Exhibits
--------

Exhibit A     --   Form of Opinion of Counsel to Mercury
Exhibit B     --   Form of Opinion of FCC Counsel to Mercury
Exhibit C     --   Form of Opinion of Counsel to Company
Exhibit D     --   Form of Assignment

                                      iv


                         LICENSE ACQUISITION AGREEMENT
                         -----------------------------

          LICENSE ACQUISITION AGREEMENT, dated as of May 15, 1998, between MERCURY PCS II, LLC, a Mississippi limited liability company ("Mercury"), and
                                                               -------
TELECORP PCS, a Delaware corporation (the "Company").
                                           -------

          WHEREAS, Mercury has been granted the PCS licenses described on
Schedule I (the "Mercury Licenses"); and
                 ----------------

          WHEREAS, Mercury wishes to sell to the Company, and the Company wishes to acquire from Mercury, the Mercury Licenses, all on the terms and subject to the conditions herein set forth;

          NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means
             -------                        -----------       ----------
the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "AT&T PCS" means AT&T Wireless PCS Inc., a Delaware corporation.
           --------

          "Cash Equity Investors" means the Persons identified as such in the
           ---------------------
Securities Purchase Agreement.

          "Claim" has the meaning set forth in Section 8.5.
           -----

          "Closing" has the meaning set forth in Section 3.1.
           -------

          "Closing Date" has the meaning set forth in Section 3.1.
           ------------

          "Common Stock" means, collectively, the Voting Common Stock and the
           ------------
Non-Voting Common Stock.

          "Company" has the meaning set forth in the preamble.
           -------

          "Confidential Information" means any and all information regarding the
           ------------------------
business, finances, operations, products, services and customers of the Person specified and its Affiliates, in written or oral form or in any other medium.

          "Consents" means all consents and approvals of Governmental
           --------
Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the Transactions and for the Company to operate its business after the Closing Date as currently contemplated.

          "FCC" means the Federal Communications Commission or similar
           ---
regulatory authority established in replacement thereof.

          "FCC Law" means the Communications Act of 1934, as amended, including
           -------
as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

          "Final Order" has the meaning set forth in Section 7.1(b).
           -----------

          "Governmental Authority" means a Federal, state or local court,
           ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" has the meaning set forth in Section 8.4.
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 8.4.
           ------------------

          "Law" means applicable common law and any statute, ordinance, code or
           ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" means a license, permit, certificate of authority, waiver,
           -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

          "Losses" has the meaning set forth in Section 8.2.
           ------

          "Management Stockholders" means the Persons identified as such in the
           -----------------------
Securities Purchase Agreement.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

          "Mercury" has the meaning set forth in the preamble.
           -------

          "Mercury License Transfer" has the meaning set forth in Section
           ------------------------
3.2(a).

          "Mercury Licenses" has the meaning set forth in the first recital.
           ----------------

          "New York Courts" has the meaning set forth in Section 10.6.
           ---------------

          "Non-Voting Common Stock" means the Company's Class B Non-Voting
           -----------------------
Common Stock, par value $.01 per share.

          "Original Certificate" has the meaning set forth in the second
           --------------------
recital.

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

          "Preferred Stock" means the shares of Series A Preferred Stock, Series
           ---------------
C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Company.

          "Purchaser" means any Person identified as such in the Securities
           ---------
Purchase Agreement.

          "Representatives" has the meaning set forth in Section 6.2(a).
           ---------------

          "Restated Bylaws" means the Amended and Restated Bylaws of the
           ---------------
Company, in the form of Exhibit D to the Securities Purchase Agreement, to be adopted as of the TeleCorp Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, in the form of Exhibit E to the Securities Purchase Agreement, to be filed with the office of the Secretary of State of the State of Delaware on the TeleCorp Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Section 8.2 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.2.

          "Section 8.3 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.3.

          "Securities" means the shares of Series C Preferred Stock and Common
           ----------
Stock being issued hereunder, together with any shares of Common Stock issued upon conversion of shares of Series C Preferred Stock.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement, dated as of January 23, 1998, by and among the Company, AT&T PCS, the Cash Equity Investors, the TeleCorp Investors and the Management Stockholders, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Series C Preferred Stock" has the meaning set forth in Section 2.2.
           ------------------------

          "Stockholders Agreement" means the Stockholders Agreement, by and
           ----------------------
among the Company, AT&T PCS, the Cash Equity Investors, the TeleCorp Investors, Mercury and the Management Stockholders, in substantially the form of Exhibit G to the Securities Purchase Agreement, to be dated as of the TeleCorp Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "TeleCorp Closing" means the closing under the Securities Purchase
           ----------------
Agreement.

          "TeleCorp Investors" means the Persons identified as such in the
           ------------------
Securities Purchase Agreement.

          "TeleCorp Transactions" means the transactions contemplated by the
           ---------------------
Securities Purchase Agreement and the agreements referred to therein.

          "Transactions" means the transactions contemplated by this Agreement
           ------------
and the Stockholders Agreement.

          "Voting Common Stock" has the meaning set forth in Section 2.2.
           -------------------

          "Voting Preference Stock" means the Company's Voting Preference Stock,
           -----------------------
par value $.01 per share.

                                  ARTICLE II

           PURCHASE AND SALE OF LICENSES; PAYMENT OF CONSIDERATION;
           -------------------------------------------------------
                       CERTAIN RESTRICTIONS ON TRANSFER
                       --------------------------------

          2.1  Purchase and Sale of Licenses.  Upon the terms and subject to the
               -----------------------------
conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, Mercury shall sell, transfer, assign, convey and deliver to the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company), free and clear of all Liens (other than Liens securing the indebtedness to be assumed by the Company pursuant to Section 2.3), and the Company agrees to purchase, acquire and accept from Mercury, the Mercury Licenses.

          2.2  Payment of Consideration.  Upon the terms and subject to the
               ------------------------
conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, in consideration of the assignment of the Mercury Licenses, the Company shall issue, sell and deliver to Mercury
(i) 2,332.55 shares of Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), of the Company and (ii) 2,269.23 shares of Class A
  ------------------------
Voting Common Stock, par value $.01 per share ("Voting Common Stock"), of the
                                                -------------------
Company, subject in each case to appropriate adjustment in the event of any stock dividend, stock split or combination, or similar recapitalization, prior to the Closing affecting the Series C Preferred Stock or the Voting Common Stock, as applicable.

          2.3  Assumption of Indebtedness.  On and as of the Closing Date, the
               --------------------------
Company shall (a) accept and assume the indebtedness of Mercury to the United States Department of the Treasury incurred in connection with the acquisition of the Mercury Licenses and (b) reimburse Mercury for interest actually paid by Mercury on such indebtedness through the Closing Date.

          2.4  Payment of Certain Expenses.  At the Closing (if any) the Company
               ---------------------------
shall reimburse Mercury, against delivery of customary invoices in reasonable detail, for its legal fees and related expenses incurred in connection with the preparation and filing of applications on Form 490 with the FCC necessary to effect the Mercury License Transfer, provided, that the Company's reimbursement obligation shall be limited to fees and expenses incurred through the date of filing of the last of such applications.

          2.5  Restrictive Legends.  Each certificate representing Securities
               -------------------
(including the Securities originally issued hereunder or delivered upon conversion of the Series C Preferred Stock, or delivered in substitution or exchange for any of the foregoing) will bear a legend reading substantially as follows until such Securities have been sold pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act, or an opinion of counsel reasonably satisfactory in form and substance to the Company and otherwise in full compliance with any other applicable restrictions on transfer, including those contained in this Agreement and the Stockholders Agreement:


          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), OR UNDER ANY
     STATE SECURITIES OR 'BLUE SKY'

     LAWS. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS OR
     EXEMPTED THEREFROM UNDER THE ACT AND ALL APPLICABLE STATE
     SECURITIES OR 'BLUE SKY' LAWS."

                                  ARTICLE III

                                    CLOSING
                                    -------

          3.1  Time and Place of Closing.  Upon the terms and subject to the
               -------------------------
conditions hereof, the closing of the Transactions (the "Closing") shall take
                                                         -------
place at the offices of Friedman Kaplan & Seiler LLP, 875 Third Avenue, New York, New York at 10:00 a.m. local time on the twelfth business day following the date of receipt of the last Consent required by subsections (a) through (c) of Section 7.1, or at such other place and/or time and/or on such other date as the parties may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article VII (the "Closing Date").
                                                 ------------

          3.2  Closing Actions and Deliveries.  Upon the terms and subject to
               ------------------------------
the satisfaction or waiver by the appropriate party, if applicable, of the conditions set forth in Article VII, to effect the purchase and sale of the Mercury Licenses and the issuance of the Securities in consideration therefor, the parties shall on the Closing Date take the following actions:

          (a)  Assignment of Licenses.  Mercury shall execute and deliver to the
               ----------------------
Company one or more instruments of assignment, substantially in the form of Exhibit D, sufficient to assign to the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company) the Mercury Licenses (such assignment being herein referred to as the "Mercury License Transfer").
                                                  ------------------------

          (b)  Delivery of Securities.  The Company shall deliver to Mercury
               ----------------------
certificates, duly executed by authorized signatories of the Company, representing the Securities to be issued to Mercury in accordance with the terms of Section 2.2.

          (c)  Assumption of Indebtedness.  The Company shall (i) execute and
               --------------------------
deliver to Mercury an instrument of assumption, in form and substance reasonably satisfactory to Mercury, in respect of the indebtedness to be assumed by the Company pursuant to Section 2.3 and (ii) pay Mercury an amount equal to interest actually paid by Mercury on such indebtedness through the Closing Date as evidenced by documentation reasonably satisfactory to the Company.

          (d)  Other Deliveries.  The parties shall execute and deliver or cause
               ----------------
to be
executed and delivered all other documents, instruments, opinions and certificates contemplated by this Agreement or the Stockholders Agreement to be delivered at the Closing or necessary and appropriate in order to consummate the Transactions contemplated to be consummated on the Closing Date.

          3.3  Payment of Transfer Taxes. The Company shall pay or cause to be
               -------------------------
paid at the Closing or, if due thereafter, promptly when due, all gross receipts taxes, gains taxes (including, without limitation, real property gains tax or other similar taxes), transfer taxes, sales taxes, stamp taxes, and any other taxes, but excluding any Federal, State or local income taxes payable in connection with the transfer of the Mercury Licenses.


                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF MERCURY
                   -----------------------------------------


          Mercury represents and warrants to the Company as follows:

          4.1  Organization, Power and Authority.  (a)  It is a limited
               ---------------------------------
liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          (b) It has the requisite power and authority to execute, deliver and perform this Agreement, the Stockholders Agreement and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (c) It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement and the Stockholders Agreement.

          (d) The execution and delivery of this Agreement and the Stockholders Agreement by it and the consummation of the Transactions by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement and the Stockholders Agreement or to consummate the Transactions.

          (e) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. The Stockholders Agreement shall be duly executed and delivered by it at the Closing and, upon such execution and delivery, shall constitute its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (f) As of the Closing Date, after giving effect to the Transactions, it is not in breach of any obligation under this Agreement or the Stockholders Agreement.

          4.2  Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by it of this Agreement or the Stockholders Agreement nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, other than those set forth on Schedule 4.2 or the approval of its members, managers or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement. To its knowledge, except as set forth on Schedule 4.2, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Stockholders Agreement or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the Mercury License Transfer as provided for in this Agreement.

          4.3  Litigation.  Except as set forth on Schedule 4.3, there is no
               ----------
action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions or to fulfill its obligations under this Agreement or the Stockholders Agreement, or which seeks to prevent or challenge the Transactions.

          4.4  FCC Compliance.  It complies with all eligibility rules issued by
               --------------
the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that it owns the interest in the Company contemplated by this Agreement and the Stockholders Agreement will not cause the Company or its wholly owned Subsidiaries to be ineligible under FCC rules to hold PCS licenses in general or the licenses to be held by the Company's wholly owned Subsidiaries.

          4.5  Brokers.  It has not employed any broker, finder or investment
               -------
banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          4.6  Mercury Licenses.  It is the authorized legal holder, free and
               ----------------
clear of any Liens (other than Liens securing the indebtedness to be assumed by the Company pursuant to Section 2.3), of the Mercury Licenses, true and correct copies of which are attached to Schedule I. The Mercury Licenses are, and on the Closing Date each of the Mercury Licenses will be, valid and in full force and effect. Except as set forth on Schedule 4.6 and for proceedings affecting the PCS or wireless communications services industry generally, there is not pending, nor to the knowledge of Mercury, threatened against Mercury or against the Mercury Licenses, any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, nonrenewal or suspension of, any of the Mercury Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely effects the ability of the Company to employ the Mercury Licenses in its business after the Closing Date or seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of any Mercury License. The Mercury Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law.

          4.7  No Distribution.  It is acquiring the Securities to be acquired
               ---------------
by it hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

          4.8  Investor Acknowledgments.  (a)  It is an "accredited investor" as
               ------------------------
defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its acquisition of Securities, and the Company and its proposed business generally, and have obtained all additional information requested by it to verify the accuracy of all information furnished to it in connection with such purchase.

          (b) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of acquiring the Securities it is acquiring hereunder.

          (c) It is not relying on and acknowledges that no representation is being made by any Purchaser, the Company or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the Stockholders Agreement, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and
(y) any other information or
documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement and the Stockholders Agreement.

          (d) In deciding to invest in the Company, it has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Stockholders Agreement, investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Securities it is acquiring are a suitable investment for it.


                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------


          The Company represents and warrants to Mercury as follows:

          5.1  Organization, Power and Authority.  (a)  The Company and each of
               ---------------------------------
its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and proposed to be conducted. The Company has furnished to Mercury a true and correct copy of its and each of its Subsidiaries' Certificate of Incorporation and Bylaws as in effect on the date hereof and as of the Closing Date. As of the Closing Date, the Bylaws of the Company shall read in full as set forth in the Restated Bylaws, which shall be in full force and effect.

          (b) It has the requisite corporate power and authority to execute, deliver and perform this Agreement and the Stockholders Agreement, and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (c) The Company and each of its Subsidiaries is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on the Company or such Subsidiary or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement and the Stockholders Agreement.

          (d) The execution and delivery of this Agreement by the Company and the consummation of the Transactions by it have been duly and validly authorized by its Board of Directors and, except for the filing of the Restated Certificate with the office of the Secretary of State of Delaware, no other proceedings on its part which have not been taken (including, without limitation, approval of its shareholders) are necessary to authorize this Agreement or to consummate the Transactions.

          (e) This Agreement has been duly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. The Stockholders Agreement shall be duly executed and delivered by the Company at (or prior to) the Closing and, upon such execution and delivery, shall constitute its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (f) As of the Closing, after giving effect to the Transactions, the Company is not in breach of any obligation under this Agreement or the Stockholders Agreement.

          5.2  Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by the Company of this Agreement and the Stockholders Agreement nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License, or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent on its part, other than those set forth on Schedule 5.2 or the approval of its Board of Directors (which approval has been obtained), except in each case where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions, its ability to perform its obligations under this Agreement or the Stockholders Agreement or the operation of its business after the Closing Date. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under this Agreement or the Stockholders Agreement or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the Mercury License Transfer as provided for in this Agreement.

          5.3  Litigation.  There is no action, proceeding or investigation
               ----------
pending or, to the Company's knowledge, threatened against it or any of its properties or assets that would have an adverse effect on its ability to consummate the Transactions or to fulfill its obligations under this Agreement or the Stockholders Agreement, or to operate its business after the Closing Date, or which seeks to prevent or challenge the Transactions. There is no judgment, decree, injunction, rule or order outstanding against the Company which would limit in any material respect its ability to operate its business in the manner currently contemplated.

          5.4  FCC Compliance.  It complies with all eligibility rules issued by
               --------------
the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap.

          5.5  Brokers.  The Company has not employed any broker, finder or
               -------
investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          5.6  Capitalization.  (a)  As of the date hereof and as of the
               --------------
TeleCorp Closing Date before giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company consists of 20,000 shares of common stock, no par value per share ("Old Common Stock"), of which
                                                 ----------------
ten shares are issued and outstanding, have been validly issued and are fully paid and non-assessable. As of the date hereof and as of the TeleCorp Closing Date before giving effect to the Transactions, each of Gerald T. Vento and Thomas H. Sullivan owns beneficially and of record five shares of Old Common Stock, free and clear of any Liens. There are not on the date hereof nor will there be on or as of the TeleCorp Closing Date, before giving effect to the TeleCorp Transactions, any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company.

          (b) As of the TeleCorp Closing Date, after giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company will consist of 700,000 shares of Voting Common Stock, 700,000 shares of Non-Voting Common Stock, ten shares of Voting Preference Stock, 1,000 shares of Class C Common Stock, 3,000 shares of Class D Common Stock, 70,000 shares of Series A Preferred Stock, 140,000 shares of Series B Preferred Stock, 140,000 shares of Series C Preferred Stock, 35,000 shares of Series D Preferred Stock, 20,000 shares of Series E Preferred Stock, 35,000 shares of Series F Preferred Stock and 70,000 shares of Senior Common Stock. As of the TeleCorp Closing Date, after giving effect to the TeleCorp Transactions, there will be issued and outstanding the shares of Preferred Stock and Common Stock set forth on Schedule V to the Securities Purchase Agreement. The record and beneficial owners of such outstanding shares of Common Stock and Preferred Stock, as of the TeleCorp Closing Date, after giving effect to the TeleCorp Transactions, are set forth on
Schedule V to the Securities Purchase Agreement. On the TeleCorp Closing Date, after giving effect to the TeleCorp Transactions, there will not be any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company, except the Preferred Stock and the Common Stock (other than the Voting Preference Stock).

          (c) On the Closing Date, after giving effect to the Transactions, the outstanding capital stock of the Company will be as set forth in the second sentence of paragraph (b) above, except for such changes that do not have a material adverse effect on the financial value of the Securities.

          5.7  Shares.  The Securities being issued to Mercury hereunder, when
               ------
issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate. The shares of Common Stock issued upon conversion of the Series C Preferred Stock, when issued pursuant to the terms of the Series C Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate.

          5.8  Offering of Securities.  (a)  Neither the Company nor any Person
               ----------------------
acting on its behalf has offered the Securities or any similar equity securities of the Company for sale to, or solicited any offers to buy Securities or any similar equity securities of the Company from, any Person, other than the Purchasers and a limited number of other "accredited investors" (as defined in Rule 501(a) under the Securities Act).

          (b) Neither the Company nor any Person acting on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Securities to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of Mercury contained in Sections 4.7 and 4.8, each of the offering and sale of Securities under this Agreement to Mercury complies with all applicable requirements of federal and state securities laws.

          5.9  Securities Purchase Agreement.  The Company has furnished to
               -----------------------------
Mercury a true and complete copy of each of the Securities Purchase Agreement as in effect on the date hereof.


                                  ARTICLE VI

                                   COVENANTS
                                   ---------


          6.1  Consummation of Transactions.  Each party shall use all
               ----------------------------
commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement and the Stockholders Agreement to consummate the Transactions, which efforts shall include, without limitation, the following:

          (a) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the Transactions to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary Consents including, without limitation, the approval of this Agreement and the Transactions by all Governmental

Authorities and agencies, including the FCC, and make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the Transactions; provided that Mercury shall not make any filings with the FCC regarding the Mercury Licenses without the prior review and approval of the Company.

          (b) Each party shall furnish to the other parties all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by Mercury or the Company or any other party in connection with the Transactions or otherwise to determine compliance with applicable FCC Rules.

          (c) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement and the Stockholders Agreement.

          Nothing in this Agreement shall be construed to require the parties to consummate the Closing if any regulatory approval would require that it (i) divest or hold separate any of its assets existing as of the date hereof other than as contemplated by this Agreement and the Stockholders Agreement or (ii) otherwise take or commit to take any action that limits its freedom of action in any material respect with respect to any of its businesses, product lines or assets.

          6.2  Confidentiality.
               ---------------

          (a) Each party shall, and shall cause each of its Affiliates, and its and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, "Representatives") to, keep secret and
                                     ---------------
retain in strictest confidence any and all Confidential Information relating to any other party that it receives in connection with the negotiation or performance of this Agreement, and shall not disclose such Confidential Information, and shall cause its Representatives not to disclose such Confidential Information, to anyone except the receiving party's Affiliates and Representatives and any other Person that agrees in writing to keep in confidence all Confidential Information in accordance with the terms of this
Section 6.2. Until the Closing, each party agrees to use Confidential Information received from another party only (i) to evaluate its interest in pursuing the Transactions and (ii) to pursue such Transactions, but not for any other purpose. All Confidential Information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party. Upon the Closing, the provisions of this Section 6.2 shall terminate and the obligations of the parties in respect of Confidential Information shall be governed by Section 7.12 of the Stockholders Agreement.

          (b) The obligations set forth in Section 6.2(a) shall be inoperative with respect to Confidential Information that (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party or its Representatives, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its agents, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the providing party or the providing party's agents.

          (c) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this
Section 6.2, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this Section
6.2 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 6.2 shall be construed to limit the right of any party to collect money damages in the event of breach of this
Section 6.2.

          (d) Anything else in this Agreement or the Stockholders Agreement notwithstanding, each party shall have the right to disclose any information, including Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so, provided that any such disclosure shall be as limited in scope as possible and shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

          6.3  Certain Covenants.  From and after the execution and delivery of
               -----------------
this Agreement to and including the Closing Date, Mercury shall:

          (a) Comply in all material respects with all applicable Laws, including all such Laws relating to the Mercury Licenses or their use;

          (b) Use commercially reasonable efforts to maintain the Mercury Licenses in full force and effect;

          (c) Not (i) sell, transfer, assign or dispose of, or offer to, or enter into any agreement, arrangement or understanding to, sell, transfer, assign or dispose of any of the Mercury Licenses or any interest therein, or negotiate therefor, or (ii) create, incur or suffer to exist any Lien of any nature whatsoever relating to any of the Mercury Licenses or any interest therein (other than Liens securing the indebtedness to be assumed by the Company pursuant to Section 2.3). Without limiting the foregoing, Mercury shall not incur any material obligation or liability, absolute or contingent, relating to or affecting the Mercury Licenses or their use;

          (d) Give written notice to the other parties promptly upon the commencement of, or upon obtaining knowledge of any facts that would give rise to a threat of, any claim, action or proceeding commenced against or relating to
(i) it, its properties or assets, including the

Mercury Licenses or their use, and which could have a Material Adverse Effect on it or materially adversely affect the Transactions, or (ii) the Mercury Licenses or their use;

          (e) Promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which could cause or constitute a material breach of any of its warranties, representations, covenants or agreements contained in this Agreement, give notice in writing of such event, or occurrence or impending or threatened event or occurrence, to the other parties and use commercially reasonable efforts to prevent or to promptly remedy such breach; and

          (f) Cause the other parties to be advised promptly in writing of (i) any event, condition or state of facts known to it, which has had or could have a Material Adverse Effect on it, or materially adversely affect the Mercury Licenses or their use or the Transactions (other than proceedings affecting the PCS or wireless communications services industry generally), or (ii) any claim, action or proceeding which seeks to enjoin the consummation of the Transactions.

                                  ARTICLE VII

                               CLOSING CONDITIONS
                               ------------------


          7.1  Conditions to Obligations of All Parties.  The obligation of each
               ----------------------------------------
of the parties to consummate the Transactions contemplated to occur at the Closing shall be conditioned on the following, unless waived by each of the parties:

          (a) Any applicable waiting period under the HSR Act shall have expired or been terminated.

          (b) The Consent of the FCC to the Mercury License Transfer shall have been obtained pursuant to a Final Order, free of any conditions materially adverse to the Company or Mercury, other than those applicable to the PCS or wireless communications services industry generally. For the purposes of this paragraph, "Final Order" means an action or decision that has been granted by
            -----------
the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

          (c) All Consents by any Governmental Authority (other than the Consents referred to in paragraphs (a) and (b) above) required to permit the consummation of the Transactions, the failure to obtain or make which would be reasonably expected to have a Material Adverse Effect on the Company or Mercury or to materially adversely affect the Transactions or its ability to perform its obligations under this Agreement shall have been obtained or made.

          (d) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would (i) impose material limitations on the ability of any party to consummate the Transactions or prohibit such consummation, or (ii) impair in any material respect the operation of the Company.

          (e) The TeleCorp Closing shall have occurred prior to or shall occur concurrently with the Closing hereunder.

          7.2  Conditions to Obligations of the Company.  The obligation of the
               ----------------------------------------
Company to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions by each of the other parties, unless waived by the Company:

          (a) The representations and warranties of Mercury contained herein and in the Stockholders Agreement shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 4.3 and the third sentence of Section 4.6 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on Mercury or its ability to perform its obligations under this Agreement or the Stockholders Agreement or to materially adversely affect the Transactions.

          (b) Mercury shall have performed in all material respects all agreements contained herein and in the Stockholders Agreement required to be performed by it at or before the Closing.

          (c) An officer of Mercury shall have delivered to the Company a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to Mercury.

          (d) Mercury shall have furnished the Company with opinions of counsel, each dated the Closing Date, in substantially the forms of Exhibits A and B.

          (e) All corporate and other proceedings of Mercury in connection with the Mercury License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to the Company, and Mercury shall have delivered to the Company such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to the Company, which the Company shall have reasonably requested.

          (f) Mercury shall have executed and delivered to the Company a counterpart signature page to the Stockholders Agreement.

          (g) Mercury shall have executed and delivered to the other parties thereto a counterpart signature page to the Investors Stockholders Agreement among the Cash Equity Investors.

          7.3  Conditions to the Obligations of Mercury.  The obligation of
               ----------------------------------------
Mercury to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by Mercury:

          (a) The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 5.3 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or its ability to perform its obligations under this Agreement or to materially adversely affect the Transactions.

          (b) The Company shall have performed in all material respects all agreements contained herein required to be performed by it at or before the Closing.

          (c) An officer of the Company shall have delivered to Mercury a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to the Company.

          (d) The Company shall have furnished Mercury with an opinion of counsel, dated the Closing Date, in substantially the form of Exhibit C.

          (e) All corporate and other proceedings of the Company in connection with the Mercury License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to Mercury, and the

Company shall have delivered to Mercury such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to Mercury, which Mercury shall have reasonably requested.

          (f) The Stockholders Agreement shall have been amended in accordance with the terms thereof to provide that (i) Mercury shall, in addition to its rights and obligations as a Stockholder thereunder, have the rights and obligations of a Cash Equity Investor thereunder, (ii) William M. Mounger, II and E.B. Martin, Jr. shall not be deemed to be in violation of Section 8.6 of the Stockholders Agreement by reason of their respective interests in Mississippi-34 Cellular Corporation on the date hereof or the activities of such entity as being conducted on date hereof and (iii) and William M. Mounger, II, Jerry M. Sullivan, Jr. and E.B. Martin, Jr. shall not be deemed to be in violation of Section 8.6 of the Stockholders Agreement by reason of their respective interests in Mercury Wireless Management Inc. (which owns certain IVDS Licenses covering the Jackson, Mississippi MSA) on the date hereof or the activities of such entity as being conducted on date hereof.


                                 ARTICLE VIII
                                 ------------

                         SURVIVAL AND INDEMNIFICATION
                         ----------------------------


          8.1  Survival.  The representations and warranties made in this
               --------
Agreement shall survive the Closing until the second anniversary thereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The covenants and agreements contained herein to be performed or complied with prior to the Closing shall expire at the Closing. The covenants and agreements contained in this Agreement to be performed or complied with after the Closing shall survive the Closing; provided that the right to indemnification pursuant to this Article VIII in respect of a breach of a representation or warranty shall expire on the second anniversary of the Closing (except to the extent written notice asserting a claim thereunder and describing such claim in reasonable detail shall have been given prior to such date to the party from whom such indemnification is sought). After the Closing, the sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VIII.

          8.2  Indemnification by Mercury.  Mercury shall indemnify and hold
               --------------------------
harmless the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.2 Indemnified Party"),
               -----------------------------
against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such indemnifying party contained in this Agreement or in the Stockholders Agreement being untrue in any material respect as of the date on which it was made, (b) any of the matters referred to on Schedules 4.2, 4.3 or
4.6 or (c) any material default by such indemnifying party or any of its Affiliates in the performance of their respective obligations under this Agreement and the Stockholders Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.2 Indemnified Party or its Affiliates.

          8.3  Indemnification by the Company.  The Company shall indemnify and
               ------------------------------
hold harmless Mercury and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.3 Indemnified Party"), against all Losses incurred by
               -----------------------------
him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement and the Stockholders Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by the Company or any of its Affiliates in the performance of their respective obligations under this Agreement or in the Stockholders Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.3 Indemnified Party or its Affiliates.

          8.4  Procedures.
               ----------

          (a)  The terms of this Section 8.4 shall apply to any claim (a

"Claim") for indemnification under the terms of Sections 8.2 or 8.3. The Section
 -----
8.2 Indemnified Party or Section 8.3 Indemnified Party Indemnified Party (each, an "Indemnified Party"), as the case may be, shall give prompt written notice of
    -----------------
such Claim to the indemnifying party (the "Indemnifying Party") under the
                                           ------------------
applicable Section, which party may assume the defense thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VIII shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Article VIII to the fullest extent permitted by law.

          (b) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

          (c) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten business days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article VIII, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VIII.

          (d) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) Mercury, its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; and (ii) the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them.

          8.5  Registration Rights.  Notwithstanding anything to the contrary in
               -------------------
this Article VIII, the indemnification and contribution provisions set forth in Sections 5(e) and 5(f) of the Stockholders Agreement shall govern any claim made with respect to the registration statements filed pursuant to Section 5 of the Stockholders Agreement or sales made thereunder.


                                   ARTICLE IX

                                  TERMINATION
                                  -----------


          9.1  Termination.  This Agreement may be terminated, and the
               -----------
Transactions abandoned, without further obligation of any party, except as set forth herein, at any time prior to the Closing Date:

          (a)  by mutual written consent of the parties;

          (b) by any party by written notice to the other parties, if the Closing shall not have occurred on or before the date that is two years after the date hereof, provided that the party electing to exercise such right is not otherwise in breach of its obligations under this Agreement; or

          (c) by any party by written notice to the other parties, if the consummation of the Transactions shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

          9.2  Effect of Termination.  (a)  In the event of a termination of
               ---------------------
this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as set forth in paragraph (b) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

          (b)  In the event of a termination of this Agreement pursuant to
Section 9.1, all provisions of this Agreement shall terminate, except Section
6.2 and Articles VIII and X.

          (c) Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, except as otherwise provided in Section 2.4.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS
                           ------------------------


          10.1  Amendment and Modification.  This Agreement may be amended,
                --------------------------
modified or supplemented only by written agreement of each of the parties.

          10.2  Waiver of Compliance; Consents.  Any failure of any of the
                ------------------------------
parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 10.2.

          10.3  Notices.  All notices or other communications hereunder shall be
                -------
in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):


          If to Mercury:

                Mercury PCS II, LLC
                1410 Livingston Lane
                Jackson, MS 39213-8003
                Attn:  William M. Mounger, II
                Fax: (601) 362-2664

          With a copy to:

                Young, Williams, Henderson & Fuselier, P.A.
                2000 Deposit Guaranty Plaza
                Jackson, MS 39201
                P.O. Box 23059
                Jackson, MS 39225-3059
                Attn:  James H. Neeld, IV, Esq.
                Fax: (601) 355-6136

          If to the Company:

                TeleCorp PCS, Inc.
                1110 N. Glebe Road, Suite 300
                Arlington, Virginia  22201
                Attn:  General Counsel
                Facsimile: (703) 522-4873

With a copy to each other party to the Securities Purchase Agreement sent to the addresses set forth in Section 10.3 thereof.

          10.4  Parties in Interest; Assignment.  This Agreement is binding upon
                -------------------------------
and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. Neither party may assign its rights and obligations hereunder without the prior written consent of the other party, except that the Company shall have the right to assign its rights under this Agreement to the lenders (the "Lenders") named in
                                                            -------
the Credit Agreement, as security pursuant to the terms of the Credit Documents (as such terms are defined in the Securities Purchase Agreement), it being understood that, in connection with any such assignment to the Lenders, the Lenders shall not assume any obligations of the Company hereunder.

          10.5   Applicable Law.  This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for
                                                          ---------------
any litigation arising out of or relating to this Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

          10.6   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          10.7   Interpretation.  The article and section headings contained in
                 --------------
this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

          10.8   Entire Agreement.  This Agreement and the Stockholders
                 ----------------
Agreement, including the exhibits and schedules hereto and the certificates and instruments delivered pursuant to the terms of this Agreement and the Stockholders Agreement, embody the entire agreement and understanding of the parties hereto in respect of the Transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or in the Stockholders Agreement. This Agreement and the Stockholders Agreement supersede all prior agreements and understandings between the parties with respect to such Transactions.

          10.9   Publicity.  So long as this Agreement is in effect, the parties
                 ---------
agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the Transactions, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the Transactions without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 10.9 by a party shall not give rise to any right to terminate this Agreement.

          10.10  Specific Performance.  The parties hereto agree that
                 --------------------
irreparable damage
would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

          10.11  Remedies Cumulative.  All rights, powers and remedies provided
                 -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              TELECORP PCS, INC.


                              By: /s/ Thomas H. Sullivan
                                  ------------------------------
                                Name: Thomas H. Sullivan
                                Title: Executive Vice President


                              MERCURY PCS II, LLC


                              By: /s/ E. B. Martin, Jr.
                                  ------------------------------
                                Name: E. B. Martin, Jr.
                                Title: V. P. of MSM, Inc., Manager

                                                                      SCHEDULE I

                               MERCURY LICENSES
                               ----------------


-----------------------------------------------------------------------
          BTA               BLOCK                  MARKET
-----------------------------------------------------------------------
         B032                 F                  Baton Rouge
-----------------------------------------------------------------------
         B180                 F                    Hammond
-----------------------------------------------------------------------
         B195                 F               Houma-Thibodeaux
-----------------------------------------------------------------------
         B236                 F             Lafayette-New Iberia
-----------------------------------------------------------------------

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
[STAMP APPEARS    Personal Communications Service - Broadband
   HERE]
                                                          Call Sign:  KNLG906
                                                          Market:  B032
                                                              BATON ROUGE, LA

MERCURY PCS II, LLC
1410 LIVINGSTON LANE                                       Channel Block: F
JACKSON, MS 39213

                                                       File Number:01284-CW-L-97


--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.
--------------------------------------------------------------------------------

     Initial Grant Date.........................  August 21, 1997

     Five-year Build Out Date...................  August 21, 2002

     Expiration Date............................  August 21, 2007

--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------

WAIVERS :
-------
No waivers associated with this authorization.




--------------------------------------------------------------------------------

KNLG906                     MERCURY PCS II, LLC                   01284-CW-L-97



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.


--------------------------------------------------------------------------------

                            United States of America
                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                        Commercial Mobile Radio Services
[STAMP APPEARS    Personal Communications Service - Broadband
    HERE]

                                                       Call Sign:  KNLG917
                                                       Market:  B180
                                                               HAMMOND, LA
MERCURY PCS II, LLC
1410 LIVINGSTON LANE                                       Channel Block: F
JACKSON, MS 39213

                                                      File Number:01295-CW-L-97

--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.
--------------------------------------------------------------------------------

     Initial Grant Date.........................  August 21, 1997

     Five-year Build Out Date...................  August 21, 2002

     Expiration Date............................  August 21, 2007

--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------

WAIVERS :
-------
No waivers associated with this authorization.




--------------------------------------------------------------------------------

KNLG917                     MERCURY II PCS II, LLC                01295-CW-L-97



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.


--------------------------------------------------------------------------------
Issue Date: January 30, 1998                                         Page 2 of 2
FCC Form 463a

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
                  Personal Communications Service - Broadband

                                                  Call Sign:  KNLG920
[STAMP APPEARS HERE]                              Market:  B195
                                                  HOUMA-THIBODAUX, LA

MERCURY PCS II, LLC
1410 LIVINGSTON LANE                                Channel Block: F
JACKSON, MS 39213

                                               File Number:01298-CW-L-97

--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

     Initial Grant Date .........................  August 21, 1997

     Five-year Build Out Date ...................  August 21, 2002

     Expiration Date ............................  August 21, 2007
--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS :
-------
No waivers associated with this authorization.




--------------------------------------------------------------------------------

KNLG920                    MERCURY PCS II, LLC                     01298-CW-L-97



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.





--------------------------------------------------------------------------------

                            United States of America
                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services
                  Personal Communications Service - Broadband


[STAMP APPEARS HERE]                                  Call Sign:  KNLG921
                                                      Market:  B236
                                                      LAFAYETTE-NEW IBERIA, LA


MERCURY PCS II, LLC
1410 LIVINGSTON LANE                                          Channel Block: F
JACKSON, MS 39213
                                                      File Number:01299-CW-L-97


--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

     Initial Grant Date .........................  August 21, 1997

     Five-year Build Out Date ...................  August 21, 2002

     Expiration Date ............................  August 21, 2007

--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS :
-------
No waivers associated with this authorization.




--------------------------------------------------------------------------------

KNLG921                  MERCURY PCS II, LLC                       01299-CW-L-97



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.





--------------------------------------------------------------------------------

                                                                    SCHEDULE 4.2

                               Mercury Consents
                               ----------------

     The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

     1.   The Federal Communications Commission.

     Matters which could prevent Mercury from consummating the Transactions include:

     A. Amarillo Celltelco and High Plains Wireless L.P. v. William M. Mounger, II, E.B. Martin, Jr., Jerry Sullivan, Jr., Mercury Southern, LLC and Mercury PCS II, LLC; No. 83, 268-A in the 47th District Court in and for Potter County, Texas.

     B. Applications for Review filed by High Plains Wireless, L.P.: In re Application of Mercury PCS II, LLC for Facilities in the Broadband Personal Communications Services in the D, E and F Blocks, Federal Communications Commission File Numbers 00114CWL97, et al.

     C. United States Department of Justice, Antitrust Division, Washington, D.C.; Mercury PCS II, LLC, Civil Investigative Demand No. 16337.

                                                                    SCHEDULE 4.3

                              Mercury Litigation
                              ------------------

     See Items A-C on Schedule 4.2.

                                                                    SCHEDULE 4.6

                            Mercury FCC Proceedings
                            -----------------------


     See Items A-C on Schedule 4.2.

                                                                    SCHEDULE 5.2

                               Company Consents
                               ----------------

     The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

     1.   The Federal Communications Commission.

                                   EXHIBIT A
                                   ---------

_____________, 1998
TeleCorp PCS, Inc.
1110 N.  Glebe Road, Suite 300
Arlington, VA 22201

Ladies and Gentlemen:

We have acted as counsel to Mercury PCS II, LLC, a Mississippi limited liability company ("Mercury") in connection with the closing (the "Closing") under the
          -------                                        -------
License Acquisition Agreement dated as of February , 1998 (the "License
                                                                -------
Acquisition Agreement") by and between Mercury and TeleCorp PCS, Inc.  a
---------------------
Delaware corporation (the "Company").  This opinion is furnished to you pursuant
                           -------
to Section 72 of the License Acquisition Agreement. Capitalized terms used in this opinion which are defined in the License Acquisition Agreement shall have the meanings ascribed to them in the License Acquisition Agreement, unless otherwise defined in this opinion.

In connection with this opinion, we have examined the Certificate of Formation and Limited Liability Company Agreement of Mercury and the limited liability company proceedings taken by Mercury in connection with the Transaction Documents (defined below). We have also examined executed copies or photocopies of executed copies of the following documents:


          1.   the License Acquisition Agreement,

          2.   the Restated Certificate and Restated Bylaws,

          3.   the Stockholders Agreement;

          4. the instruments of assignment referred to in Section 32 of the License Acquisition Agreement (the "Instruments of
                                                       --------------
               Assignment");
               ----------

          5.   the opinion of Brown & Wood LLP (the "New York Counsel Opinion"),
                                                     ------------------------
               a copy of which is attached as Exhibit A; and
                                              ---------

          6. such other documents records and papers as we have deemed necessary and relevant as a basis for this opinion.

The specific documents listed at I through 4 above are collectively referred to herein as the "Transaction Documents".
               ---------------------

We have examined originals or copies of such certificates, documents, records, agreements and instruments and have made such investigations of law and fact as we have deemed necessary to

TeleCorp PCS, Inc.
______________,1998
Page 6

render this opinion. To the extent we deem proper, we have relied as to certain factual matters on representations made in the Transaction Documents and oral or written statements, letters or certificates of public officials or the manager and/or members of Mercury. For the opinion of good standing of Mercury we have relied solely upon the Certificate of Existence on Mercury issued by the Mississippi Secretary of State on February _____,1998.

In each place where the phrase 'to our knowledge" or like references appear, this shall mean to the best of our knowledge after due inquiry and investigation. Due inquiry and investigation shall include only (i) discussions inquiries and conferences occurring in connection with our representation of Mercury, (ii) reviews of certain limited liability company records, documents and proceedings of Mercury, and (iii) reviews of our files, relating to Mercury, and shall not imply any independent verification of any factual matter of which we became aware as a result of such discussions, inquiries, conferences and reviews.

As used herein, the term "Applicable Laws" means the General Corporation Law of
                          ---------------
the State of Delaware and the laws, rules and regulations of the State of Mississippi, of the State of New York, and of the United States, and

"Governmental Authorities" means any Mississippi, New York, Delaware or federal
 ------------------------
executive, legislative, judicial, administrative or regulatory body.

All opinions expressed in this letter are subject in their entirety to the following qualifications and assumptions and the qualifications and assumptions set forth in the New York Counsel Opinion:

          (i) We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to originals of all documents submitted to us as copies

          (ii) Although certain of our attorneys are qualified to practice in states other than Mississippi we express no opinion regarding matters which may be governed by any laws other than the Applicable Laws. In this regard, we note that the License Acquisition Agreement and the Instruments of Assignment are to be governed by the laws of the State of New York. With respect to the opinions expressed in Paragraphs 4, 5 and 6 below which involve matters governed by or concerning the laws of the State of New York, we have, with your permission relied entirely and exclusively on the New York Counsel Opinion.

          (iii) We express no opinion as to (i) matters arising under or governed by the Communications Act of 1934, as amended, or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated
                                                           ---
thereunder, (ii) the public service or public utilities laws, rules or regulations of any jurisdiction, (iii) the antitrust or similar laws of the United States or any other jurisdiction, (iv) the franchise or similar laws of the United States or any other jurisdiction, or (v) the laws of any municipality or other local agency within any state.

TeleCorp PCS, Inc.
______________,1998
Page 7

          (iv) We have assumed that the transactions contemplated by the Transaction Documents will be effected in the future in accordance with the terms thereof.

          (v) We have assumed that each of the parties (other than Mercury) has the full power, authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party, and has duly authorized, executed and delivered the same, and that each such agreement or instrument is its valid and binding obligation, enforceable against it in accordance with its terms. We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than Mercury) to the Transaction Documents with any state, federal or other laws or regulations applicable to them, (ii) the regulatory status or the name of the business of any party to the Transaction Documents (other than Mercury) or (iii) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

          (vi) We have assumed that all parties will in all respects act in good faith in a commercially reasonable manner and in compliance with applicable federal and state laws and authority.

Based solely upon and in reliance on the documents and statements referred to above, and subject to the assumptions, qualifications and limitations set forth or incorporated herein, we are of the opinion that:

                  1. Mercury is duly organized, validly existing and in good standing under the laws of the State of Mississippi.

                  2. Mercury has all requisite limited liability company power to own, lease and operate its properties and to carry on its business as now being conducted, and to execute and deliver and perform its obligations under the Transaction Documents to which it is a party, including the assignment to the Company of the Mercury Licenses, and in each case to engage in the respective Transactions.

                  3. The execution, delivery and performance by Mercury of each of the Transaction Documents to which it is a party, and the consummation of the Transactions, including the Mercury License Transfer, have been duly authorized by all necessary limited liability company action on the part of Mercury and its members and no other proceedings on its part or the part of its members is necessary to authorize the Transaction Documents or to consummate the Transactions.

                  4. Each Transaction Document to which Mercury is a party has been duly executed and delivered by Mercury and constitutes the valid and binding obligation of Mercury, enforceable against Mercury in accordance with its terms, subject to the following qualifications:

TeleCorp PCS, Inc.
______________,1998
Page 8

               a. the enforceability of the Transaction Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting generally the enforcement of creditors' rights.

               b. our opinion is subject to limitations on the enforceability of any rights to contribution or indemnification provided for in any of the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law or regulation).

               c. no opinion is expressed as to the enforceability of provisions relating to restrictive covenants, waiver of remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties, releases of legal or equitable rights, or discharges of defenses.

               d. the enforceability of the Transaction Documents is subject to and may be affected by general principles of equity (regardless of whether considered in a proceeding in equity or at law) including, but not limited to, the availability of specific performance.

               e. we have assumed there are no oral or written modifications of or amendments to the Transaction Documents and there has been no waiver of any of the provisions of these documents, by actions or conduct of the parties or otherwise.

          5. Except as set forth in the Transaction Documents (including by reference to a schedule of exhibit), neither the execution, delivery and performance by Mercury of the Transaction Documents to which it is a party, nor the consummation by Mercury of the Transactions, including the Mercury License Transfer will (a) conflict with any provision of the organizational documents of Mercury; (b) contravene any provision of Applicable Law, or
     (c) require any Consent on the part of any Governmental Authority, except, in the case of clauses (b) and (c) hereof, where such conflict or contravention, or the failure to obtain or give such Consent, would not have a Material Adverse Effect on Mercury or materially adversely affect the Transactions.

          6. The License Acquisition Agreement and the Instruments of Assignment are in form sufficient to effect the Mercury License Transfer. We express no opinion, however, as to the nature or extent of Mercury's rights in, or title to, the Mercury Licenses or any other property purported to be transferred by the License Acquisition Agreement or the Instruments of Transfer.

TeleCorp PCS, Inc.
______________,1998
Page 9


This opinion is for the benefit of and may be relied upon only by, you in connection with the Transaction Documents and nay not be relied upon by any third person, reproduced or used for any other purpose without our prior written consent. You have not requested us to update our opinion, and we will not do so unless you request us to do so on a periodic basis with the consent of Mercury

 .
Yours sincerely,

                                   Exhibit B
                                   ---------
            Opinion Letter Of FCC Counsel To Mercury PCS Corporation



                             _______________, 1998


TeleCorp PCS, Inc.
1110 N.  Glebe Road
Suite 300
Arlington, Virginia 22201



Dear Sir or Madame:

     We have acted as special Federal Communications Commission ("FCC") counsel for Mercury PCS II, L.L.C. ("Mercury") in connection with the License Acquisition Agreement (the "Agreement") dated as of __________, 1998 between Mercury and TeleCorp PCS, Inc. ("TeleCorp"). This opinion is being furnished to you pursuant to Section 7.2(d) of the Agreement. Except as otherwise specified, capitalized terms used in this opinion which are defined in the Agreement are used herein with the same meaning.

     This opinion is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord of the ABA Section of Business Law (1991) and the Report of the Subcommittee on Legal Opinions of the Transactional Practice Committee of the Federal Communications Bar Association (1996). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion should be read in conjunction therewith.

    As special FCC counsel to Mercury, we have represented Mercury before the FCC. This opinion is limited strictly to matters arising under the Communications Act of 1934, as amended (the "Act"), and the published rules, regulations and policies of the FCC (collectively "Communications Laws) , all as applicable to Mercury. We express no opinion with respect to any other law, statute, rule, regulation, ordinance, decision, judgment, decree, legal requirement, or legal authority. This opinion should not be construed to render an opinion on any matter of state law with respect to Mercury or its operations, or on the validity of the issuance of any securities, or on the lawful procedures for perfection of security interests.

     In connection with this opinion, we have examined such records, documents, certificates, and other instruments of record in the publicly available files of the FCC ("Public File") on ___________, 1998, and have made such investigations of law as we deem necessary to render this opinion. (Collectively our investigation described above undertaken to render this opinion is 'Our Inquiry.") In making Our Inquiry, we have assumed: (i) the genuineness of all signatures (other than those of representatives of Mercury) appearing on all documents: (ii) the legal capacity of all persons executing documents to do so;
(iii) the authenticity and completeness of documents submitted to us for our examination, whether or not they have been submitted to us as originals: (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile, or photostatic copies; (v) the accuracy and completeness of all records made available to us by Mercury and by the FCC, except as otherwise expressly stated herein; (vi) the due authorization of the execution, delivery, and performance of the Agreement; and
(vii) the validity and binding effect of the Agreement upon the parties thereto.

     As to various matters of fact in connection with this opinion, we have relied solely upon Our Inquiry as described herein. No inference as to our knowledge of the existence or nonexistence of facts, other than facts of which we have obtained actual knowledge as a result of Our Inquiry, should be drawn from the fact of our representation of Mercury as special FCC counsel.

     When used in this opinion, the term "our knowledge," or some similar phrase, refers to the actual current knowledge of the attorneys currently in this firm who have been actively involved in Mercury's representation. Whenever our opinion with respect to the existence or nonexistence of facts is qualified by the phrase "to our knowledge," or some similar phrase, it is intended to indicate that no information has come to the attention of those attorneys in the course of our representation that would give them actual knowledge that our opinion with respect to the existence or nonexistence of any facts is inaccurate.

     Whenever our opinion is qualified by the phrase "after Our Inquiry" or some similar phrase, it is intended to indicate that we undertook Our Inquiry as described herein, but did not undertake any independent investigation or evaluation to confirm the accuracy or completeness of the responses of Mercury or FCC to Our Inquiry or any on-site field inspection of Mercury or its facilities, and have relied fully on Mercury's descriptions of its facilities in the Agreement. Moreover, a field inspection of Mercury's facilities is not within the scope of our professional responsibility or expertise as attorneys and we do not make such inspections, including but not limited to inspection of the physical condition of Mercury's facilities or whether actual operation of these facilities is in compliance with legal, regulatory or technical standards which may be applicable. The phrase "to our knowledge" or like language includes the limitation expressed in this paragraph with respect to the fact that we have conducted no field inspection of Mercury's facilities.

Based upon the foregoing, it is our opinion that:

               1. Mercury is the legal holder of the Mercury Licenses attached to Schedule I of the Agreement. Each of the PCS Licenses is valid and is in full force and effect. With regard to the Mercury Licenses, Mercury has submitted to the FCC all required material documents, applications and reports required pursuant to FCC Rules and is in compliance with respect to the operation of the Mercury Licenses in all material respects.

               2. Except for those matters set forth in Schedule II, there is not pending, nor to the best of our knowledge, threatened against Mercury or the Mercury Licenses, any application, action, petition, objection or other pleading, or any proceeding pending at the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, or the imposition of any fine or forfeiture on, any of the Mercury Licenses or which seeks modification of any of the Mercury Licenses in any case which would have a material adverse effect on the ability of Mercury to consummate the transactions contemplated by the Agreement.

               3. Except for those matters set forth in Schedule II, all FCC consents required in order to consummate the transactions contemplated by the Agreement have been obtained and all such consents are Final orders.

               4. Except for those matters set forth in Schedule II, there in not now pending at the FCC any action, petition or proceeding, nor to the best of our knowledge is any such matter threatened, against Mercury which could cause Mercury to be ineligible to hold the Mercury Licenses.

     This opinion in being provided solely for your use and benefit in connection with the Agreement. It may not be quoted, copied, delivered to, or relied upon by anyone other than you and your senior lenders directly involved in connection with the Agreement and for no other purpose without the express, written consent of this firm. This opinion is effective only as of the date hereof and is based on statutory laws and judicial decisions that are effective on the date hereof; we do not opine with respect to any law, regulation, rule, or governmental policy which may be enacted, adopted, or become effective after the date hereof; nor do we undertake any professional responsibility to advise you as to any subsequent event either in the nature of a change of fact or law, as to which we may become aware.

     This opinion should not be assumed to state general principles of law applicable to transactions of this kind. Where opinions are expressed concerning the financial effect or possible effect of any event upon Mercury or any aspect of its operations, you should be advised that we have no particular expertise in any such matter and you rely on such opinion at your own risk.

                                         Very truly yours,

                                         LUKAS, NACE, GUTIERREZ, & SACHS
                                         CHARTERED

                                         By:______________________________
                                              Thomas Gutierrez
                                              Principal

                                                                       EXHIBIT C


                    [Letterhead of Counsel to the Company]


Mercury PCS II, LLC

Ladies and Gentlemen:

          We have acted as counsel for TeleCorp PCS, Inc., a Delaware corporation (the "Company"), in connection with the closing (the "Closing") under the License Acquisition Agreement, dated as of May 15, 1998 (the "License Acquisition Agreement"), by and between the Company and Mercury PCS II, LLC, a Mississippi limited liability company ("Mercury"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the License Acquisition Agreement. This opinion is being delivered pursuant to
Section 7.3 of the License Acquisition Agreement.

          In connection herewith, we have examined executed copies or photocopies of executed copies of the following documents (collectively, the "Transaction Documents"):

          1.   the License Acquisition Agreement;

          2.   the Restated Certificate and Restated Bylaws; and

          3.   the Stockholders Agreement.

          In giving this opinion, we have examined and relied on the representations as to factual matters contained in or made pursuant to the Transaction Documents, and have also examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, documents, certificates and other instruments, and have made such other investigations, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below with respect to our opinion as to whether the Company and its Subsidiaries are in good standing in a particular jurisdiction, we have relied on good standing or similar certificates issued on or prior to the date hereof by the Office of the Secretary of State or similar office of such jurisdictions.

          In our examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have also assumed that each of the parties (other than the Company) (i) has the full power, authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party, (ii) has duly authorized, executed and delivered the same, (iii) has complied with the terms of the Transaction Documents, and (iv) that each such agreement or instrument is its valid and binding obligation, enforceable against it in accordance with its terms. We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Company) to the Transaction Documents with any state, federal or other laws or regulations applicable to them, (ii) the regulatory status or the nature of the business of any party to the Transaction Documents (other than the Company) or (iii) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

          As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware and the laws, rules and regulations of the State of New York and of the United States; and "Governmental Authorities" mean any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body. Whenever our opinion herein is indicated to be based upon our knowledge of any matter or issue, it is intended to signify that, in the course of our preparation of this opinion and representation of the Company in connection with its execution and delivery of the Transaction Documents, without having made any special investigation, none of the attorneys who were involved in the preparation of the opinion, or such representation of the Company has acquired actual knowledge of the matter or issue.

          Based upon the foregoing, subject to the assumptions, qualifications and limitations stated herein, and relying as to factual matters solely upon statements of fact contained in the documents that we have examined, we are of the opinion that:

          1. Each of the Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          2. Each of the Company and each of its Subsidiaries has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted, and in the case of the Company to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including the issuance of the Preferred Stock and the Common Stock, and in each case to engage in the respective Transactions.

          3. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, and the consummation of the Transactions, have been duly authorized by all necessary corporate action on the part of the Company and its stockholders and no other proceedings on its part or the part of its stockholders is necessary to authorize the Transaction Documents or to consummate the Transactions.

          4. Each Transaction Document to which the Company is a party has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the following qualifications:

          a. enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

          b. our opinion is subject to limitations on the enforceability of any rights to contribution or indemnification provided for in any of the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law or regulation); and

          c. no opinion is expressed as to the enforceability of provisions relating to restrictive covenants, waiver of remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties, releases of legal or equitable rights, or discharges of defenses.

          5. Except as set forth in the Transaction Documents (including by reference to a schedule or exhibit), neither the execution, delivery and performance by the Company of the Transaction Documents, nor the consummation of the Transactions, will (a) conflict with any provision of the Company's organizational documents, (b) contravene any provision of Applicable Law; or (c) require any Consent on the part of any Governmental Authority other than those set forth on Schedule 5.2 to the License Acquisition Agreement, except, in the case of clauses (b) and (c) hereof, where such contravention, or the failure to obtain or give such Consent, would not have a Material Adverse Effect on the Company or materially adversely affect the Transactions or the operation of the Company's business after the Closing Date.

          6. The shares of Preferred Stock and Common Stock being delivered pursuant to the License Acquisition Agreement will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate. The shares of Common Stock or Preferred Stock issued upon conversion or exchange of the Preferred Stock, when issued pursuant to the terms of the Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate.

          The foregoing opinions are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, except that we express no opinion as to (i) matters arising under or governed by the Communications Act of 1934, as amended, or the rules and regulations of the Federal Communications Commission (the "FCC") promulgated thereunder, (ii) the public service or public utilities laws, rules or regulations of any jurisdiction, (iii) the antitrust or similar laws of the United States or any other jurisdiction, (iv) the franchise or similar laws of the United States or any other jurisdiction, and (v) matters arising under or governed by the Small Business Investment Company Act of 1958, as amended, or the rules and regulations of the Small Business Administration promulgated thereunder, or (vi) the laws of any municipality or other local agency within any state. We are members of the bar of the State of New York, and, as such, do not purport to be experts on laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and certain Federal laws of the United States.

          This opinion is being furnished to you in connection with the Closing occurring today. This opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior consent. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur.

                                   Very truly yours,

                                                                       EXHIBIT D

                             [FORM OF ASSIGNMENT]

                           INSTRUMENT OF ASSIGNMENT


          INSTRUMENT OF ASSIGNMENT from Mercury PCS II, LLC, a Mississippi limited liability company ("Assignor"), to [NAME OF ASSIGNEE], a Delaware corporation (the "Company").

          Assignor and the Company have executed and delivered a License Acquisition Agreement, dated as of May 15, 1998 (the "Acquisition Agreement"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Acquisition Agreement.

          1. Pursuant to Section 2.1 of the Acquisition Agreement, for valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign, transfer and convey to the Company, its successors and assigns forever, the Mercury Licenses,

          TO HAVE AND TO HOLD, all and singular, the assets and properties hereby assigned, conveyed, transferred and delivered or intended so to be unto the Company and its successors and assigns to and for its or their use forever.

          2. Nothing contained in this Instrument of Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expend, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of Assignor or the Company set forth in the Acquisition Agreement, including without limitation any limits on indemnification specified therein. This Instrument of Assignment is intended only to effect the transfer of a certain interest the transfer of which is contemplated in the Acquisition Agreement and shall be governed in accordance with the terms and conditions of the Acquisition Agreement.

          3. This Instrument of Assignment is (i) executed pursuant to the Acquisition Agreement and may be executed in counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument and (ii) shall be governed by and in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

          IN WITNESS THEREOF, Assignor has caused this Instrument of Assignment to be duly executed and delivered as of this ____ day of ________, 199_.


                              MERCURY PCS II, LLC



                              By:______________________
                                 Name:
                                 Title:

Accepted:

[NAME OF ASSIGNEE]



By:___________________________
   Name:
   Title: